UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2023

Ault Disruptive Technologies Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41171	86-2279256
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240

Las Vegas, Nevada 89141

(Address of Principal Executive Offices) (Zip Code)

(949) 444-5464

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, par value $0.001 per share and three-fourths of one Redeemable Warrant to purchase one share of Common Stock	ADRTU	NYSE American LLC
Common Stock, par value $0.001 per share	ADRT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously disclosed, at a special meeting of the stockholders of Ault Disruptive Technologies Corporation (the “Company”) held on June 15, 2023, the Company’s stockholders voted in favor of a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to extend the date by which it must consummate an initial business combination (the “Deadline Date”) from June 20, 2023 to September 20, 2023 and to allow the Company, without another stockholder vote, to elect to extend the date by which it must consummate an initial business combination up to five times for an additional one month each time after September 20, 2023, provided that Ault Disruptive Technologies Company, LLC (the “Sponsor”) requests that the Company extend the Deadline Date and the Company’s Board of Directors (the “Board”) approves the request.

On September 13, 2023, the Company received a written request from the Sponsor (the “September 2023 Request”) requesting that the Company extend the Deadline Date from September 20, 2023 to October 20, 2023. On September 14, 2023, the Board approved the Sponsor’s request to extend the Deadline Date to October 20, 2023 and, provided that the Sponsor provides the Company with a timely request for any future monthly extensions pursuant to the Charter Amendment, the Board approved to further extend the Deadline Date until the earlier of (i) the date that the Company consummates its initial business combination or (ii) February 20, 2024. The September 2023 Request is the first of five potential one-month extensions of the Deadline Date available to the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2023	AULT DISRUPTIVE TECHNOLOGIES CORPORATION

	By:	/s/ Henry Nisser
	Name:	Henry Nisser
	Title:	President and General Counsel